TRIBUTARY FUNDS, INC.
(the “Funds”)

Supplement dated September 25, 2020 to the Statement of Additional Information (“SAI”)
dated August 1, 2020, as supplemented

The section entitled “Portfolio Holdings” beginning on page 35 of the SAI, is hereby deleted in its entirety and replaced with the following:

Portfolio Holdings

Portfolio holdings information for the Funds is made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1)
the Funds’ service providers (including the Funds’ Custodian, Co-Administrators, fund accountant, financing agents, pricing services, and certain others (such as auditors, legal counsel, and proxy voting services) necessary for the Funds’ day-to-day operations) (collectively, the “Service Providers”); and

(2)
certain non-service providers, including ratings agencies and other qualified financial professionals (such as Bloomberg L.P., FactSet Research Systems, Inc., Morningstar, Inc., Thomson Reuters/Lipper and affiliates, and ICE Data Pricing & Reference Data, LLC), for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation (collectively, the “Non-Service Providers”). Generally, if provided, such information will be provided to Non-Service Providers on a monthly basis with a sixteen day lag.

Service providers include administrators, auditors, attorneys, custodians, pricing vendors, and proxy voting services. Such holdings are released under conditions of confidentiality. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1)
the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling Shares of the Funds before the portfolio holdings or results of the analysis become public information; and

(2)
the recipient is subject to a duty of confidentiality or written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ disclosure policies; or

(3)	the recipient provides assurances of its duty of confidentially, which may include such means as certification as to its policies’ adequacy to protect the information that is disclosed.

Neither the Funds nor any Service Provider may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds, or about pending transactions in the Funds to other third parties, except that information about portfolio holdings may be made available to such third parties:

(1)	by providing a copy of the Funds’ latest annual or semi-annual report or the Funds’ latest Form N-PORT;

(2)	in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old; or

(3)
when the Funds have a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed.

Such disclosures must be authorized by the Funds’ President or Treasurer and will be reported periodically to the Board. In no event will such information be disclosed for compensation.

Each Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board. In order to help ensure that each Fund’s portfolio holdings disclosure policy is in the best interests of Fund Shareholders as determined by the Board, the Funds’ Chief Compliance Officer provides an annual report to the Board on such disclosure. Any conflict identified between the interests of Fund Shareholders and those of an Adviser, the Distributor, or any affiliate of the Fund, an Adviser, or the Distributor by a Fund resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

* * *

For more information, please contact a Fund customer service representative toll free at
(800) 662-4203.

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